Q2 2015 Earnings Presentation 0August 5, 2015 Exhibit 99.2

I. Introduction Harmony Packard, Corporate Communications II. Operational Highlights Chris Bradshaw, President, CEO and CFO III. Financial Review Chris Bradshaw, President, CEO and CFO IV. Questions & Answers Q2 2015 Earnings Call Agenda 1

2 This presentation contains “forward-looking statements.” Forward-looking statements give the Company’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements reflect management’s current views with respect to future events and are subject to risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Such risks, uncertainties and other important factors include, among others, the Company’s dependence on, and the cyclical nature of, the offshore oil and gas industry; the Company’s dependence on, and the cyclical nature of, offshore oil and gas exploration, development and production activity; fluctuations in worldwide prices of and demand for oil and natural gas; the Company’s reliance on a small number of customers and reduction of the Company’s customer base due to consolidation; inherent risks in operating helicopters; the failure to maintain an acceptable safety record; the ability to successfully expand into other geographic and helicopter service markets; the impact of increased United States (“U.S.”) and foreign government regulation and legislation, including potential government implemented moratoriums on drilling activities; the requirement to engage in competitive processes or expend significant resources with no guaranty of recoupment; the grounding of all or a portion of our fleet for extended periods of time or indefinitely; reduction or cancellation of services for government agencies; reliance on a small number of helicopter manufacturers and suppliers; political instability, governmental action, war, acts of terrorism and changes in the economic condition in any foreign country where the Company does business, which may result in expropriation, nationalization, confiscation or deprivation of our assets or result in claims of a force majeure situation; declines in the global economy and financial markets; foreign currency exposure and exchange controls, including the impact of fluctuations in foreign currency exchange rates on the Company’s cost to purchase helicopters, spare parts and related services and on asset values; credit risk exposure; the ongoing need to replace aging helicopters; the Company’s reliance on information technology; the Company’s reliance on the secondary used helicopter market to dispose of older helicopters; allocation of risk between the Company and its customers; liability, legal fees and costs in connection with providing emergency response services; risks associated with the Company’s debt structure; operational and financial difficulties of the Company’s joint ventures and partners; conflict with the other owners of the Company’s non-wholly owned subsidiaries and other equity investees; adverse results of legal proceedings; adverse weather conditions and seasonality; adequacy of insurance coverage; the attraction and retention of qualified personnel; restrictions on the amount of foreign ownership of the Company’s common stock; and various other matters and factors, many of which are beyond the Company’s control. These factors are not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that could impact the Company’s business. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Cautionary Statement Regarding Forward Looking Statements

3 This presentation includes EBITDA and Adjusted EBITDA as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest (includes interest income, interest expense and interest expense on advances from SEACOR), Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for SEACOR Management Fees and certain other Special items that occurred during the reporting period. Neither EBITDA nor Adjusted EBITDA is a recognized term under generally accepted accounting principles in the U.S. (“GAAP”). Accordingly, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be a measure of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, nor as a substitute for analysis of our results as reported under GAAP. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. A reconciliation of EBITDA, Adjusted EBITDA and Adjusted EBITDA further adjusted to exclude gains on asset dispositions is included in this presentation. Non-GAAP Financial Measures Reconciliation

4 Operational Highlights

$86,580 $70,738 $67,415 $70,738 – $25,000 $50,000 $75,000 $100,000 $125,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 14,625 11,542 9,027 11,542 0 5,000 10,000 15,000 20,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 • Revenues of $70.7mm ̶ $15.8mm lower than Q2 2014 primarily due to lower utilization of our medium helicopters and sale of our FBO business in Alaska ̶ $3.3mm higher than Q1 2015 primarily due to seasonal increase in activities • Adj. EBITDA excl. Gains of $20.5mm • Net income of $11.3mm and EPS of $0.55 ̶ Excluding $12.9mm Gain from FBO sale and one-time deferred tax expense of $1.0mm, net income of $4.1mm and EPS of $0.20 5 Q2 2015 Highlights Revenues ($000s) Adj. EBITDA excl. Gains ($000s) Flight Hours 18% 5% 21% 28% 8% 87% $22,395 $20,501 $10,950 $20,501 – $10,000 $20,000 $30,000 $40,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015

$51,715 $41,821 $41,913 $41,821 – $25,000 $50,000 $75,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 11,065 8,717 7,612 8,717 0 5,000 10,000 15,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 6 Oil & Gas – Gulf of Mexico Revenues ($000s) Flight Hours • Year-over-year revenues down along with decline in total flight hours ̶ Primarily due to lower utilization of medium helicopters • Sequential quarter revenue flat, and flight hours increased primarily due to increased flight hours for light helicopters partially offset by decreased hours for medium helicopters ̶ Flight hours in month of May were limited by inclement weather 19% 21% 15%Unchanged Alabama Mobile Fourchon Lake Charles Johnson Bayou Dulac Abbeville New OrleansSchreiver Houma Louisiana Lake Jackson Texas Galveston Bay City Cameron

$9,305 $6,009 $3,801 $6,009 – $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 1,122 607 290 607 0 500 1,000 1,500 Q2 2014 Q2 2015 Q1 2015 Q2 2015 7 Oil & Gas – Alaska Revenues ($000s) Flight Hours 46% 109% 35% 58% • Year-over-year revenues down along with decline in total flight hours ̶ Primarily due to lower utilization and reduced fleet count of medium helicopters • Sequential quarter revenue and flight hours increased primarily due to seasonal increase in activities Juneau Valdez Anchorage Nikiski Denali Deadhorse Alaska

8 Oil & Gas – International Revenues ($000s) • Year-over-year revenues decreased due to conclusion of an international contract • Acquisition of 75% interest in Sicher Helicopters SAS in Colombia completed on April 9, 2015 ̶ Financial results from Sicher will be consolidated within Era’s International Oil & Gas service line going forward $173 $47 – $47 – $100 $200 $300 $400 $500 Q2 2014 Q2 2015 Q1 2015 Q2 2015 Bogotá Colombia Barranquilla Cartagena

9 Expansion into Colombia via Acquisition of Sicher • Era has acquired a 75% interest in Sicher Helicopters SAS ̶ Consideration was $3.2mm cash and the contribution of an AW139 helicopter • Sicher is one of the leading helicopter operators in Colombia ̶ Headquartered in Bogota ̶ Strong presence in existing onshore oil & gas market and growth potential in offshore market with Era partnership • Strategic Rationale ̶ Immediate access to Latin America’s 4th largest oil producing country with a burgeoning offshore market still in its infancy ̶ Anadarko, Ecopetrol, ONGC, Petrobras, Repsol, Shell and Statoil have all acquired interests in offshore blocks ̶ Ability to leverage existing infrastructure ̶ Shared core values of safety, quality and customer service

$11,466 $12,233 $11,956 $12,233 – $5,000 $10,000 $15,000 $20,000 $25,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 10 Dry-Leasing Revenues ($000s) 7% • Revenues increased year-over-year due to increased cash collections from Aeróleo, partially offset by contracts that ended subsequent to the prior year quarter (some where helicopters were sold) ̶ Aeróleo cash collections increased $4.3mm over prior year quarter and $1.7mm over Q1 2015 • In addition to Brazil, we dry lease helicopters to third party helicopter operators in India, the North Sea and Spain • Revenues from Aeróleo continue to be recognized on a cash receipts basis ̶ Deferred revenue balance of $37.1mm 2%

$5,095 $4,989 $5,238 $4,989 – $2,500 $5,000 $7,500 $10,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 258 260 300 260 0 250 500 750 1,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 11 Search and Rescue Revenues ($000s) Flight Hours • Decrease in revenues over the prior year quarter and sequential quarter primarily due to reduced charter activity • In July, Era participated in the U.S. Coast Guard's Arctic Technology Evaluation 2015 Search and Rescue Exercise (SAREX 2015) on Alaska's North Slope ̶ Highlighted the benefits of public/private partnerships in SAR missions utilizing both manned and unmanned aerial systems 13% 2% 5% 1%

$3,137 $1,914 $2,367 $1,914 – $1,000 $2,000 $3,000 $4,000 $5,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 1,100 826 825 826 0 500 1,000 1,500 Q2 2014 Q2 2015 Q1 2015 Q2 2015 12 • Year-over-year decline in revenues and flight hours primarily due to the conclusion of contracts subsequent to the prior year quarter • Operate with a mix of helicopters owned by Era, leased-in by Era or owned by the hospitals serviced Air Medical Revenues ($000s) Flight Hours 25% 39% 19% Unchanged

13 • Increase in revenues over the prior year quarter due to increased number of passengers flown • Seasonal business which operates AS350s out of bases in Juneau and Denali, Alaska from mid-May to mid-September during tourist season each year ̶ Block space is allocated to cruise lines and seats are sold directly to customers Flightseeing Revenue ($000s) Flight Hours $2,946 $3,118 – $3,118 – $2,500 $5,000 $7,500 $10,000 Q2 2014 Q2 2015 Q1 2015 Q2 2015 1,080 1,118 0 1,118 0 500 1,000 1,500 2,000 2,500 Q2 2014 Q2 2015 Q1 2015 Q2 2015 4%6%

14 Houma Base Expansion • On June 25, 2015, Era hosted the Grand Opening of its new Super Base in Houma, LA, the premier helicopter operating facility in the Gulf Coast area • Strategic benefits ̶ Customer sustainability, including future growth ̶ Increased passenger terminal capacity ̶ Addition of TSA-like security ̶ Reduced flyaway limitations ̶ Instrument (IFR) infrastructure ̶ Better storm protection ̶ Climate controlled hangar

15 Financial Review

16 Quarter Period Over Period Comparison Three Months Ended June 30, 2015 2014 $ Change % Variance ($000s) Operating revenues 70,738$ 86,580$ (15,842)$ (18%) Operating expenses 39,784 54,679 (14,895) 27% G&A expenses 10,779 10,065 714 (7%) Depreciation 11,398 11,425 (27) 0% Gains (losses) on asset dispositions, net (242) 3,139 (3,381) N/A Operating income 8,535 13,550 (5,015) (37%) Interest income 317 143 174 122% Interest expense (2,881) (3,840) 959 25% Derivative losses, net (10) (11) 1 9% Note receivable impairment - (2,457) 2,457 N/A Foreign currency gains, net 543 21 522 N/A Gain on sale of FBO 12,946 - 12,946 N/A Other, net (9) 13 (22) N/A Income tax expense (8,138) (2,759) (5,379) (195%) Equity earnings (losses), net (198) 536 (734) N/A Net income 11,105$ 5,196$ 5,909$ 114% Net loss attributable to NCI in subsidiary 228 25 203 812% Net income attributable to Era Group Inc. 11,333$ 5,221$ 6,112$ 117% Adjusted EBITDA 20,259$ 25,534$ (5,275)$ (21%) % Margin 29% 29% Adjusted EBITDA Excluding Gains 20,501$ 22,395$ (1,894)$ (8%) % Margin 29% 26%

17 Sequential Quarter Comparison Three Months Ended 30-Jun 31-Mar $ Change % Variance ($000s) Operating revenues 70,738$ 67,415$ 3,323$ 5% Operating expenses 39,784 43,605 (3,821) 9% G&A expenses 10,779 9,743 1,036 (11%) Depreciation 11,398 11,602 (204) 2% Gains (losses) on asset dispositions, net (242) 3,388 (3,630) N/A Operating income 8,535 5,853 2,682 46% Interest income 317 251 66 26% Interest expense (2,881) (3,545) 664 19% Gain on debt extinguishment - 264 (264) N/A Derivative losses, net (10) (12) 2 17% Foreign currency gains (losses), net 543 (2,960) 3,503 N/A Gain on sale of FBO 12,946 - 12,946 N/A Other, net (9) - (9) N/A Income tax benefit (expense) (8,138) 55 (8,193) N/A Equity losses, net (198) (145) (53) (37%) Net income (loss) 11,105$ (239)$ 11,344$ N/A Net loss attributable to NCI in subsidiary 228 197 31 16% Net income (loss) attributable to Era Group Inc. 11,333$ (42)$ 11,375$ N/A Adjusted EBITDA 20,259$ 14,338$ 5,921$ 41% % Margin 29% 21% Adjusted EBITDA Excluding Gains 20,501$ 10,950$ 9,551$ 87% % Margin 29% 16%

18 Year-to-date Comparison Six Months Ended June 30, 2015 2014 $ Change % Variance ($000s) Operating revenues 138,153$ 166,023$ (27,870)$ (17%) Operating expenses 83,389 104,319 (20,930) 20% G&A expenses 20,522 21,399 (877) 4% Depreciation 23,000 22,712 288 (1%) Gains on asset dispositions, net 3,146 6,030 (2,884) (48%) Operating income 14,388 23,623 (9,235) (39%) Interest income 568 288 280 97% Interest expense (6,426) (7,593) 1,167 15% Derivative losses, net (22) (41) 19 46% Note receivable impairment - (2,457) 2,457 N/A Foreign currency losses, net (2,417) (36) (2,381) N/A Gain on sale of FBO 12,946 - 12,946 N/A Other, net (9) 13 (22) N/A Income tax expense (8,083) (5,262) (2,821) (54%) Equity earnings (losses), net (343) 1,035 (1,378) N/A Net income 10,866$ 9,570$ 1,296$ 14% Net loss attributable to NCI in subsidiary 425 96 329 343% Net income attributable to Era Group Inc. 11,291$ 9,666$ 1,625$ 17% Adjusted EBITDA 34,597$ 47,306$ (12,709)$ (27%) % Margin 25% 28% Adjusted EBITDA Excluding Gains 31,451$ 41,276$ (9,825)$ (24%) % Margin 23% 25%

19 Leverage Metrics Total Liquidity (US$mm)(a) Healthy Leverage Metrics and Ample Liquidity to Pursue Opportunities Note: As reported GAAP basis (a) At period end $149 $164 $176 $136 $244 $244 $244 $214 $209 $219 $25 $28 $32 $31 $25 $15 $40 $41 $34 $17 $174 $193 $209 $167 $270 $259 $285 $255 $243 $236 – $50 $100 $150 $200 $250 $300 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Availability on revolver Cash and equivalents 3.3x 2.8x 2.6x 3.0x 3.1x 3.1x 3.1x 3.4x 3.7x 3.8x 6.4x 6.0x 5.5x 5.3x 5.3x 5.7x 5.9x 6.1x 5.7x 5.7x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Dec-14 Mar-15 Jun-15 Total debt / Adjusted EBITDA Adjusted EBITDA / interest expense

20 Appendix

21 Owned(a) Joint Ventured Leased-In Managed Total Average Age(b) Heavy: H225 9 – – – 9 5 Total Heavy 9 – – – 9 Medium: AW139 38 1 – – 39 6 B212 8 – – – 8 36 B412 3 – – – 3 34 S76 A/A++ 2 – – – 2 25 S76 C+/C++ 5 – – 1 6 8 Total Medium 56 1 – 1 58 Light – twin engine: A109 7 – – – 7 9 BK-117 – – 2 1 3 N/A BO-105 3 – – – 3 26 H135 16 – 2 1 19 8 H145 3 – – 2 5 6 Total Light – twin engine 29 – 4 4 37 Light – single engine: A119 17 – – – 17 9 AS350 31 – – – 31 19 Total Light – single engine 48 – – – 48 Total Helicopters 142 1 4 5 152 12 (a) Includes three BO-105 helicopters and one AS350 helicopter owned by Sicher’s parent Company at the time of acquisition (b) Average for owned fleet Fleet Overview

22 Cu rr ent Orde r Boo k O p tio n s Delivery Class Type Number Remaining Amount Firm Cancellable 2015 Heavy AW189 4 $38.4 – 2015 Heavy S92 2 $3.2 – 2016 Heavy AW189 3 – $41.6 2016 Heavy S92 2 $28.3 – 2017 Heavy AW189 2 – $28.3 TBD Light Twin AW169 5 – $35.1 18 $69.9 $105.0 Note: Capital commitments shown by year of scheduled helicopter delivery (not year in which cash is spent); US$mm estimates as of 6/30/15; Deposits already paid for firm commitments include US$21.0mm for 4 x AW189s and $98.0mm for 4 x S92s Class Type Number Remaining Amount Firm Cancellable Heavy AW189 10 – $140.0 Heavy S92 4 – $145.6 14 – $285.6 Helicopter Order and Options Book

June 30, 2015 ($000s) Cash and cash equivalents $17,002 Credit facility $80,000 Promissory notes 26,130 Total secured debt $106,130 7.750% Senior Notes $190,100 Other 182 Total debt $296,412 Net debt $279,410 Shareholders' Equity $473,303 Total capitalization $769,715 Total Debt / Adjusted EBITDA 3.8x Adjusted EBITDA / Interest Expense 5.7x Net Debt / Net Capitalization (a) 37% Total Debt / Total capitalization 39% Available under credit facility $219,125 23 • Era continues to generate substantial free cash flow before growth capex • Flexibility to deploy capital for attractive opportunities • Existing capital commitments can be funded via combination of cash-on-hand, cash flow from operations and temporary borrowings under our revolving credit facility Capitalization and Financial Policy (a) Calculated as Total debt less cash and cash equivalents / Total capitalization less cash and cash equivalents

24 Operating Revenues and Flight Hours by Line of Service Note: Flight hours do not include hours flown by helicopters in our dry-leasing line of service (a) Primarily oil and gas services, but also includes revenues and flight hours from activities such as firefighting and utility support Three Months Ended ($000s) 30-Jun-15 31-Mar-15 31-Dec-14 30-Sep-14 30-Jun-14 Oil and gas:(a) U.S. Gulf of Mexico $41,821 $41,913 $45,837 $52,870 $51,715 Alaska 6,009 3,801 6,496 7,984 9,305 International 47 – 183 1,514 173 Total oil and gas $47,877 $45,714 $52,516 $62,368 $61,193 Dry-Leasing 12,233 11,956 11,911 12,392 11,466 Search and rescue 4,989 5,238 5,650 5,666 5,095 Air medical services 1,914 2,367 2,301 2,569 3,137 Flightseeing 3,118 – – 4,043 2,946 FBO 614 2,146 2,403 3,562 2,858 Eliminations (7) (6) (92) (90) (115) $70,738 $67,415 $74,689 $90,510 $86,580 Three Months Ended 30-Jun-15 31-Mar-15 31-Dec-14 30-Sep-14 30-Jun-14 Oil and gas:(a) U.S. Gulf of Mexico 8,717 7,612 8,514 10,594 11,065 Alaska 607 290 560 939 1,122 International 14 – – – – Total oil and gas 9,338 7,902 9,074 11,533 12,187 Search and rescue 260 300 355 348 258 Air medical services 826 825 831 1,239 1,100 Flightseeing 1,118 – – 1,505 1,080 11,542 9,027 10,260 14,625 14,625

Era

Financial Highlights

($ millions)	Fiscal Year 2010	2011	2012	2013	2014	6 Mos. Ended June 30, 2014	2015
Revenue	$ 235.4	$ 258.1	$ 272.9	$ 299.0	$ 331.2	$ 166.0	$ 138.2
Operating Expenses	147.2	162.7	167.2	186.6	204.4	104.3	83.4
G&A	25.8	31.9	34.8	38.9	44.0	21.4	20.5
Depreciation	43.4	42.6	42.5	45.6	46.3	22.7	23.0
Gains on Asset Dispositions	0.8	15.2	3.6	18.3	6.1	6.0	3.1
Operating Income	19.8	36.1	32.0	46.2	42.7	23.6	14.4
Other Income (Expense):							
Interest Income	0.1	0.7	0.9	0.6	0.5	0.3	0.6
Interest Expense	(0.1)	(1.4)	(10.6)	(18.1)	(14.8)	(7.6)	(6.4)
Gain on Debt Extinguishment	-	-	-	-	-	-	0.3
Intercompany Interest	(21.4)	(23.4)	-	-	-	-	-
Derivative Gains (Losses)	(0.1)	(1.3)	(0.5)	(0.1)	(0.9)	(0.0)	(0.0)
Note Receivable Impairment	-	-	-	-	(2.5)	(2.5)	-
Foreign Currency Gains (Losses)	(1.5)	0.5	0.7	0.7	(2.4)	(0.0)	(2.4)
Gain on sale of FBO	-	-	-	-	-	-	12.9
SEACOR Corporate Charges	(4.6)	(8.8)	(2.0)	(0.2)	-	-	-
	(27.6)	(33.7)	(11.5)	(17.1)	(20.0)	(9.8)	4.9
Income before Taxes and Equity Earnings	(7.8)	2.4	20.5	29.1	22.6	13.8	19.3
Income Taxes	(4.3)	0.4	7.3	11.7	8.3	5.3	8.1
Income before Equity Earnings	(3.5)	2.0	13.2	17.4	14.4	8.5	11.2
Equity Earnings	(0.1)	0.1	(5.5)	0.9	2.7	1.0	(0.3)
Net Income	$ (3.6)	$ 2.1	$ 7.7	$ 18.3	$ 17.0	$ 9.6	$ 10.9
Adjusted EBITDA[(a)]	$ 61.8	$ 82.2	$ 78.8	$ 95.3	$ 90.8	$ 47.3	$ 34.6
Adjusted EBITDA Excluding Gains[(a)]	61.0	67.0	75.2	77.0	84.7	41.3	31.5

(a) See next page for Adjusted EBITDA reconciliation to Net Income (Loss)

25

Era

Reconciliation of Non-GAAP Financial Measures

- Historically, SEACOR charged its corporate costs and overhead charges to all of its operating divisions
  - These charges have been excluded from Adjusted EBITDA to more accurately reflect Era's historical results as if we had not been a SEACOR subsidiary
- Adjusted EBITDA reflects special items:
  - Executive severance adjustments of $0.4 million, $4.2 million, and $0.7 million in FY 2010, 2011 and 2012, respectively, and $2.5 million in Q3 2014
  - An adjustment for IPO related fees and expenses of $2.9 million in FY 2012
  - Impairment of our investment in Aeróleo in the first quarter of 2012 ($5.9 million)
  - A one-time charge related to operating leases on certain air medical helicopters in Q3 2013 of $2.0 million
  - A pre-tax impairment charge of $2.5 million in Q2 2014 representing a reserve against a note receivable
  - A pre-tax gain on the extinguishment of debt of $0.3 million related to the repurchase of a portion of our 7.75% Senior Notes in Q1 2015
  - A pre-tax gain of $12.9 million on the sale of our FBO in Alaska in Q2 2015

Historical EBITDA and Adjusted EBITDA

	Fiscal Year					6 Mos. Ended June 30,	
(USD$ in thousands)	2010	2011	2012	2013	2014	2014	2015
Net Income (Loss)	(3,639)	2,108	7,747	18,304	17,021	9,570	10,866
Depreciation	43,351	42,612	42,502	45,561	46,312	22,712	23,000
Interest Income	(109)	(738)	(910)	(591)	(540)	(288)	(568)
Interest Expense	94	1,376	10,648	18,050	14,778	7,593	6,426
Income Tax Expense (Benefit)	(4,301)	434	7,298	11,727	8,285	5,262	8,083
EBITDA	56,833	69,202	67,285	93,051	85,856	44,849	47,807
SEACOR Management Fees	4,550	8,799	2,000	168	-	-	-
Special Items	379	4,171	9,552	2,045	4,919	2,457	(13,210)
Adjusted EBITDA	61,762	82,172	78,837	95,264	90,775	47,306	34,597
Gains on Asset Dispositions, Net ("Gains")	(764)	(15,172)	(3,612)	(18,301)	(6,101)	(6,030)	(3,146)
Adjusted EBITDA Excluding Gains	60,998	67,000	75,225	76,963	84,674	41,276	31,451

26

27 Quarterly Reconciliation of Non-GAAP Financial Measures Quarterly Historical EBITDA and Adjusted EBITDA Three Months Ended (USD$ in thousands) 30-Jun-14 30-Sep-14 31-Dec-14 31-Mar-15 30-Jun-15 Net Income (Loss) 5,196 4,311 3,140 (239) 11,105 Depreciation 11,425 11,746 11,854 11,602 11,398 Interest Income (143) (130) (122) (251) (317) Interest Expense 3,840 3,629 3,556 3,545 2,881 Income Tax Expense (Benefit) 2,759 2,868 155 (55) 8,138 EBITDA 23,077 22,424 18,583 14,602 33,205 SEACOR Management Fees - - - - - Special Items 2,457 2,462 - (264) (12,946) Adjusted EBITDA 25,534 24,886 18,583 14,338 20,259 Gains on Asset Dispositions, Net ("Gains") (3,139) (42) (29) (3,388) 242 Adjusted EBITDA Excluding Gains 22,395 24,844 18,554 10,950 20,501